SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

HEARTBEAM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210

Santa Clara, CA 95050

(Address of principal executive offices, including zip code)

(408) 899-4443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 31, 2026, HeartBeam, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) virtually, via live webcast.

As of the close of business on June 5, 2026, the record date for the Annual Meeting (the “Record Date”), 55,506,835 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) were outstanding and entitled to vote. At the Annual Meeting, a total of 29,050,272 votes, comprised of shares of the Company’s Common Stock, equivalent to approximately 52.34% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The seven nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Vote
Richard Ferrari	10,429,353	1,297,635	89,264	17,234,020
Branislav Vajdic, PhD	10,867,830	861,433	86,989	17,234,020
George A. de Urioste	10,579,015	1,044,127	193,110	17,234,020
Marga Ortigas-Wedekind	10,552,293	1,163,639	100,320	17,234,020
Willem Elfrink	10,439,928	1,286,668	89,656	17,234,020
Kenneth Nelson	10,762,731	964,258	89,263	17,234,020
Michael Jaff	10,760,673	1,017,128	38,451	17,234,020

2. The proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
28,612,850	173,008	0	264,414

3. The proposal to amend the 2022 Equity Incentive Plan to increase the number of authorized shares by 3,000,000 shares was not approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
3,957,529	7,816,794	17,234,020	41,929

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: August 3, 2026		/s/ Timothy Cruickshank
	Name:	Timothy Cruickshank
	Title:	Chief Financial Officer

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